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                                                                    Exhibit 10.4



                                    GUARANTY

                  THIS GUARANTY is made as of this ____ day of ________, 1998, by Reddy Ice Corporation, a _____________ corporation, Mission Party Ice, Inc., a Texas corporation, Southwest Texas Packaged Ice, Inc., a Texas corporation, Southwestern Ice, Inc., a Texas corporation, Golden Eagle Ice-Texas, Inc., a Texas corporation, Packaged Ice Southeast, Inc. f/k/a Central Arkansas Cold Storage-Texas, Inc., a Texas corporation, Packaged Ice Leasing, Inc., a Nevada corporation, Southco Ice, Inc., a Texas corporation, and Southern Bottled Water Company, Inc., a Texas corporation (each such Person, together with each other Person who becomes a party to this Agreement by execution of a joinder in the form of Exhibit A attached hereto, is referred to individually as a "Guarantor" and collectively as the "Guarantors") in favor of ANTARES LEVERAGED CAPITAL CORP., a Delaware corporation, as agent ("Agent") on behalf of the Lenders (as hereinafter defined).

                              W I T N E S S E T H:

                  WHEREAS, Agent and Lenders have entered into a certain Credit Agreement dated as of ________ __, 1998 (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement") with Packaged Ice, Inc., a Delaware corporation ("Borrower"); and

                  WHEREAS, the Borrower will become liable for the "Obligations" (as that term is defined in the Credit Agreement) including, without limitation, loans and other financial accommodations from the Lenders (including Agent in its individual capacity) under the Credit Agreement and the other Loan Documents referred to therein; and

                  WHEREAS, the Guarantors are Subsidiaries of Borrower and, as such, will derive substantial benefit and advantage from the loans and other financial accommodations available to the Borrower set forth in the Credit Agreement, and it will be to each Guarantor's direct interest and economic benefit to assist the Borrower in procuring said loans and other financial accommodations from the Lenders and the Agent;

                  NOW, THEREFORE, for and in consideration of the premises and in order to induce the Agent and the Lenders to enter into the Credit Agreement and to make loans and financial accommodations to the Borrower thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby agree as follows:

                  1. Definitions: Capitalized terms used herein which are not otherwise defined herein are used with the meanings ascribed to such terms in the Credit Agreement.

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                  2.       Guaranty of Payment.

                  (a) Each Guarantor, jointly and severally, hereby unconditionally and irrevocably guaranties the full and prompt payment to the Agent and the Lenders, when due, upon demand, at maturity or by reason of acceleration or otherwise and at all times thereafter, of any and all of the Obligations.

                  (b) Each Guarantor acknowledges that valuable consideration supports this Guaranty, including, without limitation, the consideration set forth in the recitals above as well as any commitment to lend, extension of credit or other financial accommodation, whether heretofore or hereafter made by the Lenders or the Agent to the Borrower; any extension, renewal or replacement of any of the Obligations; any forbearance with respect to any of the Obligations or otherwise; any cancellation of an existing guaranty; any purchase of any of the Borrower's assets by the Lenders or the Agent; or any other valuable consideration.

                  (c) Each Guarantor agrees that all payments under this Guaranty shall be made in United States currency, at the same place and in the same manner as provided for the Obligations.

                  3.       Costs and Expenses.

                  Each Guarantor, jointly and severally, agrees to pay on demand, if not paid by the Borrower, all reasonable costs and expenses of every kind incurred by the Agent or the Lenders: (a) in enforcing this Guaranty, (b) in collecting any of the Obligations from the Borrower or any Guarantor, (c) in realizing upon or protecting any collateral for this Guaranty or for payment of any of the Obligations, and (d) for any other purpose related to the Obligations or this Guaranty. "Costs and expenses" as used in the preceding sentence shall include, without limitation, reasonable attorneys' fees incurred by the Agent or any Lender in retaining counsel for advice, suit, appeal, any insolvency or other proceedings under the Bankruptcy Code or otherwise, or for any purpose specified in the preceding sentence.

                  4.       Nature of Guaranty: Continuing, Absolute and
Unconditional.

                  (a) This Guaranty is and is intended to be a continuing guaranty of payment of the Obligations, and not of collectibility, and is and is intended to be independent of and in addition to any other guaranty, indorsement, collateral or other agreement held by the Agent or the Lenders therefor or with respect thereto, whether or not furnished by the Guarantor. Neither Agent nor any Lender shall be required to prosecute collection, enforcement or other remedies against Borrower, any other Guarantor or guarantor of the Obligations or any other Person, or to enforce or resort to any of the Collateral or other rights or remedies pertaining thereto, before calling on a Guarantor for payment. The obligations of each Guarantor to repay the Obligations hereunder shall be unconditional. Each Guarantor shall have no right of subrogation with respect




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to any payments made by any Guarantor hereunder, and hereby waives any benefit of, and any right to participate in, any security or collateral given to the Agent or any Lender to secure payment of the Obligations, and each Guarantor agrees that it will not take any action to enforce any obligations of the Borrower to any Guarantor prior to the Obligations being finally and irrevocably paid in full and the termination of the Commitments under the Credit Agreement, provided that, in the event of the bankruptcy or insolvency of the Borrower, the Agent, on behalf of the Lenders, shall be entitled notwithstanding the foregoing, to file in the name of any Guarantor or in its own name a claim for any and all indebtedness owing to a Guarantor by the Borrower (exclusive of this Guaranty), vote such claim and to apply the proceeds of any such claim to the Obligations.

                  (b) For the further security of the Agent and the Lenders and without in any way diminishing the liability of the Guarantors, following the occurrence and during the continuance of an Event of Default, all debts and liabilities, present or future of the Borrower to the Guarantors and all monies received from the Borrower or for its account by the Guarantors in respect thereof shall be received in trust for the Agent and the Lenders and forthwith upon receipt shall be paid over to the Agent, for the benefit of the Agent and the Lenders, until all of the Obligations has been paid in full. This assignment and postponement is independent of and severable from this Guaranty and shall remain in full effect whether or not any Guarantor is liable for any amount under this Guaranty.

                  (c) This Guaranty is absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein provided. This Guaranty is intended by the Guarantors to be the final, complete and exclusive expression of the guaranty agreement between the Guarantors and the Agent, for its own benefit and on behalf of the Lenders. No modification or amendment of any provision of this Guaranty shall be effective against Agent or a Guarantor unless in writing and signed by a duly authorized officer of the Agent, individually and on behalf of the Lenders and by such Guarantor.

                  (d) Prior to the Obligations being finally and irrevocably paid in full and the termination of the Commitments under the Credit Agreement, each Guarantor hereby agrees not to assert or enforce (whether by or in a legal or equitable proceeding or otherwise) any "claims" (as defined in
Section 101(4) of the Bankruptcy Code), whether arising under any law, ordinance, rule, regulation, order, policy or other requirement of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of its business or assets or otherwise, to which the Guarantors are or would at any time be entitled by virtue of its obligations hereunder, any payment made pursuant hereto or the exercise by Lender of its rights with respect to the Collateral, including any such claims to which such Guarantors may be entitled as a result of any right of subrogation, exoneration or reimbursement.



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                  5.       Certain Rights and Obligations.

                  (a) Each Guarantor authorizes the Agent and the Lenders, without notice, demand or any reservation of rights against such Guarantor and without affecting such Guarantor's obligations hereunder, from time to time:

                           (i)      to renew, extend, increase, accelerate or
otherwise change the time for payment of, the terms of or the interest on the Obligations or any part thereof or grant other indulgences to the Borrower or others;

                           (ii)     to accept from any Person and hold
collateral for the payment of the Obligations or any part thereof, and to modify, exchange, enforce or refrain from enforcing, or release, compromise, settle, waive, subordinate or surrender, with or without consideration, such collateral or any part thereof;

                           (iii)    to accept and hold any indorsement or
guaranty of payment of the Obligations or any part thereof, and to discharge, release or substitute any such obligation of any such indorser or guarantor, or to discharge, release or compromise any Guarantor, or any other Person who has given any security interest in any collateral as security for the payment of the Obligations or any part thereof, or any other Person in any way obligated to pay the Obligations or any part thereof, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such indorser, guarantor, or Person;

                           (iv)     to dispose of any and all collateral
securing the Obligations in any manner as Agent or the Lenders, in their sole discretion, may deem appropriate, and to direct the order or manner of such disposition and the enforcement of any and all endorsements and guaranties relating to the Obligations or any part thereof as the Agent or the Lenders in their sole discretion may determine;

                           (v)      except as otherwise provided in the Credit
Agreement, to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Obligations (whether principal, interest, fees, costs, and expenses, or otherwise) including, without limitation, the application of payments received from any source to the payment of indebtedness other than the Obligations even though Agent or the Lenders might lawfully have elected to apply such payments to the Obligations to amounts which are not covered by this Guaranty; and

                           (vi)     to take advantage or refrain from taking
advantage of any security or accept or make or refrain from accepting or making any compositions or arrangements when and in such manner as the Agent or the Lenders, in their sole discretion, may deem appropriate;

and generally to do or refrain from doing any act or thing which might otherwise, at law or in equity, release the liability of such Guarantor as a guarantor or surety in whole or in part, and in no case shall the Agent or the Lenders be responsible or shall any Guarantor be released either in whole or in part for any act or omission in connection with the Agent or the Lenders having sold any security at less than its value.



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                  (b)      Following the occurrence and during the continuance
of an Event of Default, and upon demand by Agent, each Guarantor, jointly and severally, hereby agrees to pay the Obligations to the extent hereinafter provided:

                           (i)      without deduction by reason of any setoff,
defense (other than payment) or counterclaim of the Borrower or any other Guarantor;

                           (ii)     without requiring presentment, protest or
notice of nonpayment, notice of default, notice of acceleration, notice of intent to accelerate or any other notice of any kind to any Guarantor, to the Borrower or to any other Person;

                           (iii)    without demand for payment or proof of such
demand or filing of claims with a court in the event of receivership, bankruptcy or reorganization of the Borrower or any other Guarantor;

                           (iv)     without requiring the Agent or the Lenders
to resort first to the Borrower (this being a guaranty of payment and not of collection), to any other Guarantor, or to any other guaranty or any collateral which the Agent or the Lenders may hold;

                           (v)      without requiring notice of acceptance
hereof or assent hereto by the Agent or the Lenders; and

                           (vi)     without requiring notice that any of the
Obligations has been incurred, extended or continued or of the reliance by the Agent or the Lenders upon this Guaranty;

all of which each Guarantor hereby waives.

                  (c) Each Guarantor's obligation hereunder shall not be affected by any of the following, all of which such Guarantor hereby waives:

                           (i)      any failure to perfect or continue the
perfection of any security interest in or other lien on any collateral securing payment of any of the Obligations or any Guarantor's obligation hereunder;

                           (ii)     the invalidity, unenforceability, propriety
of manner of enforcement of, or loss or change in priority of any Loan Document or any such security interest or other lien or guaranty of the Obligations;

                           (iii)    any failure to protect, preserve or insure
any such collateral;

                           (iv)     failure of a Guarantor to receive notice of
any intended disposition of such collateral;



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                           (v)      any defense arising by reason of the
cessation from any cause whatsoever of liability of the Borrower including, without limitation, any failure, negligence or omission by the Agent or the Lenders in enforcing their claims against the Borrower;

                           (vi)     any release, settlement or compromise of any
obligation of the Borrower or any other Guarantor;

                           (vii)    the invalidity or unenforceability of any of
the Obligations;

                           (viii)   any change of ownership of the Borrower or
any other Guarantor or the insolvency, bankruptcy or any other change in the legal status of the Borrower or any other Guarantor;

                           (ix)     any change in, or the imposition of, any
law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Obligations;

                           (x)      the existence of any claim, setoff or other
rights which the Guarantor, Borrower, any other Guarantor or guarantor of the Obligations or any other Person may have at any time against the Agent, any Lender or the Borrower in connection herewith or any unrelated transaction;

                           (xi)     any Lender's election, in any case
instituted under chapter 11 of the Bankruptcy Code, of the application of section 1111(b)(2) of the Bankruptcy Code;

                           (xii)    any use of cash collateral, or grant of a
security interest by the Borrower, as debtor in possession, under sections 363 or 364 of the Bankruptcy Code;

                           (xiii)   the disallowance of all or any portion of
any of the Agent's or the Lenders' claims for repayment of the Obligations under sections 502 or 506 of the Bankruptcy Code; or

                           (xiv)    any other fact or circumstance which might
otherwise constitute grounds at law or equity for the discharge or release of a Guarantor from its obligations hereunder, all whether or not such Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (i) through (xiii) of this subsection 5(c).

                  6.       Representations and Warranties.

                  Each Guarantor further represents and warrants to the Agent and the Lenders that: (a) such Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has full power, authority and legal right to own its property and assets and to transact the business in which it is engaged; (b) such Guarantor has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary action to authorize the guarantee




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hereunder on the terms and conditions of this Guaranty and to authorize the execution, delivery and performance of this Guaranty; and (c) this Guaranty has been duly executed and delivered by such Guarantor and constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except to the extent that such enforceability is subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally, or the availability of equitable remedies, which are subject to the discretion of the court before which an action may be brought.

                  7.       Negative Covenants.

                  Each Guarantor covenants with the Agent and the Lenders that such Guarantor shall not grant any security interest in or permit any lien, claim or encumbrance upon any of its assets in favor of any Person other than liens and security interests in favor of the Agent and the Lenders and Permitted Liens.

                  8.       Termination.

                  This Guaranty shall remain in full force and effect until all of the Obligations shall be finally and irrevocably paid in full and the commitments under the Credit Agreement shall have been terminated. Thereafter, but subject to the following, the Agent shall take such action and execute such documents as the Guarantors may request (and at the Guarantors' cost and expense) in order to evidence the termination of this Guaranty. Payment of all of the Obligations from time to time shall not operate as a discontinuance of this Guaranty. Each Guarantor further agrees that, to the extent that the Borrower makes a payment or payments to the Agent or any of the Lenders on the Obligations, or the Agent or the Lenders receive any proceeds of collateral securing the Obligations or any other payments with respect to the Obligations, which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to the Borrower, its estate, trustee, receiver, debtor in possession or any other Person, including, without limitation, the Guarantors, under any insolvency or bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment, return or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred, and this Guaranty shall continue in full force notwithstanding any contrary action which may have been taken by the Agent or the Lenders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Agent's or the Lenders' rights under this Guaranty and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

                  9.       Guaranty of Performance.

                  Each Guarantor also guaranties the full, prompt and unconditional performance of all obligations and agreements of every kind owed or hereafter to be owed by the Borrower to the


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Agent or the Lenders under the Credit Agreement and the other Loan Documents to which the Borrower is a party. Every provision for the benefit of the Agent or the Lenders contained in this Guaranty shall apply to the guaranty of performance given in this paragraph.

                  10.      Assumption of Liens and Obligations.

                  To the extent that a Guarantor has received or shall hereafter receive distributions or transfers from the Borrower of property or cash that are subject, at the time of such contribution, to liens and security interests in favor of the Agent or the Lenders in accordance with the Credit Agreement, such Guarantor hereby expressly agrees that (i) it shall hold such assets subject to such liens and security interests and subject to the terms of the Credit Agreement, and (ii) it shall be liable for the payment of the Obligations secured thereby. Each Guarantor's obligations under this Section 10 shall be in addition to its obligations as set forth in other sections of this Guaranty and not in substitution therefor or in lieu thereof.

                  11.      Miscellaneous.

                  (a) The terms "Borrower" and the "Guarantor" as used in this Guaranty shall include: (i) any successor individual or individuals, association, partnership or corporation to which all or substantially all of the business or assets of the Borrower or such Guarantor shall have been transferred and (ii) any other corporation or entity into or with which the Borrower or such Guarantor shall have been merged, consolidated, reorganized, or absorbed.

                  (b) Without limiting any other right of the Agent or any of the Lenders, whenever the Agent or the Lenders have the right to declare any of the Obligations to be immediately due and payable (whether or not it has been so declared), Agent and the Lenders at their sole election without notice to the undersigned may appropriate and set off against the Obligations:

                           (i)      any and all indebtedness or other moneys due
or to become due to any Guarantor by the Agent or the Lenders in any capacity;
and

                           (ii)     any credits or other property belonging to
any Guarantor (including all account balances, whether provisional or final and whether or not collected or available) at any time held by or coming into the possession of the Agent or any of the Lenders, or any affiliate of the Agent or any of the Lenders, whether for deposit or otherwise;

whether or not the Obligations or the obligation to pay such moneys owed by the Agent or the Lenders is then due, and the Agent or the Lenders shall be deemed to have exercised such right of set off immediately at the time of such election even though any charge therefor is made or entered on the Agent's or the Lenders' records subsequent thereto. The Agent and Lender agrees to notify such Guarantor in a reasonably practicable time of any such set-off; however, failure to so notify such Guarantor shall not affect the validity of any set-off.


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                  (c)      Each Guarantor's obligation hereunder is to pay the
Obligations in full when due according to the Credit Agreement to the extent provided herein, and shall not be affected by any stay or extension of time for payment by the Borrower or any other Guarantor resulting from any proceeding under the Bankruptcy Code or any similar law.

                  (d) No course of dealing between the Borrower or any Guarantor and the Agent or the Lenders and no act, delay or omission by the Agent or Lenders in exercising any right or remedy hereunder or with respect to any of the Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. The Agent or the Lenders may remedy any default by the Borrower under any agreement with the Borrower or with respect to any of the Obligations in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by the Borrower. All rights and remedies of the Lenders hereunder are cumulative.

                  (e) This Guaranty shall inure to the benefit of the Agent and the Lenders under the Credit Agreement, and their successors and assigns.

                  (f) Captions of the sections of this Guaranty are solely for the convenience of the Agent, the Lenders and the Guarantors, and are not an aid in the interpretation of this Guaranty and do not constitute part of the agreement of the parties set forth herein.

                  (g) If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective.

                  (h) EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AND EACH GUARANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF AGENT TO BRING PROCEEDINGS AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY GUARANTOR AGAINST AGENT OR ANY LENDER OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS GUARANTY SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

                  (i) EACH GUARANTOR DESIGNATES AND APPOINTS CT CORPORATION SYSTEM AND SUCH OTHER PERSONS AS MAY HEREAFTER BE



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SELECTED BY SUCH GUARANTOR WHICH IRREVOCABLY AGREE IN WRITING TO SO SERVE AS ITS
AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY EACH GUARANTOR TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO SUCH GUARANTOR AT ITS ADDRESS PROVIDED IN SUBSECTION 11(K) EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY ANY GUARANTOR REFUSES TO ACCEPT SERVICE, GUARANTOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

                  (j) THIS GUARANTY AND THE TRANSACTIONS EVIDENCED HEREBY SHALL BE CONSTRUED UNDER THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.

                  (k) Notices. All notices, approvals, requests, demands and other communications hereunder shall be in writing and delivered by hand or by nationally recognized overnight courier, or sent by first class mail or sent by telecopy (with such telecopy to be confirmed promptly in writing sent by first class mail), sent:

                  (a)      if to any Guarantor, to
                           such Guarantor:
                                                      --------------------------
                                                      c/o Packaged Ice, Inc.

                                                      --------------------------

                                                      --------------------------
                                                      Attn:
                                                           ---------------------
                                                      Facsimile:
                                                                ----------------



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                  (b)      if to Agent, to:           Antares Leveraged Capital
                                                      Corp.
                                                      311 South Wacker Drive
                                                      Chicago, IL  60606
                                                      Attn: Dave Swanson
                                                      Telephone: (312) 697-3999
                                                      Facsimile: (312) 697-3998

or to such other address or addresses or telecopy number or numbers as any party hereto may most recently have designated in writing to the other party by such notice. All such communications shall be deemed to have been given or made (i) if delivered in person, when delivered, (ii) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. Chicago time, otherwise on the next Business Day, (iii) if delivered by overnight courier, one (1) Business Day after delivery to the courier properly addressed and (iv) if mailed, three (3) Business Days after deposited in the United States mail, certified or registered.

                  12.      WAIVERS.

                  (a) EACH GUARANTOR WAIVES THE BENEFIT OF ALL VALUATION, APPRAISAL AND EXEMPTION LAWS.

                  (b) UPON THE OCCURRENCE OF A DEFAULT OR EVENT OF DEFAULT UNDER THE CREDIT AGREEMENT, EACH GUARANTOR HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE AGENT OR THE LENDERS OF THEIR RIGHTS TO REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. EACH GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS TRANSACTION AND THIS GUARANTY.

                  (c) EACH GUARANTOR WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY AGENT OR ANY LENDER. EACH GUARANTOR AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH GUARANTOR FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR ANY PROVISION



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HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS,
SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY.

                  13.      Limitation on Guaranteed Obligations.

                  Notwithstanding any provision herein contained to the contrary, each Guarantor's liability hereunder shall be limited to an amount not to exceed as of any date of determination, the maximum amount which could be claimed by the Agent and Lenders from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Guarantor's right of contribution and indemnification from each other Guarantor under Section 14 hereof.

                  14.      Contribution with Respect to Guaranteed Obligations.

                           (a)      To the extent that any  Guarantor shall
make a payment under this Guaranty of all or any of the Obligations (a "Guarantor Payment") which, taking into account all other Guarantor Payments then previously or concurrently made by the other Guarantors, exceeds the amount which such Guarantor would otherwise have paid if each Guarantor had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion that such Guarantor's "Allocable Amount" (as defined below) (in effect immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of all of Guarantors in effect immediately prior to the making of such Guarantor Payment, then, following irrevocable payment in full of the Obligations and termination of the Commitments, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each of the other Guarantors for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

                           (b)      As of any date of determination, the
"Allocable Amount" of any Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

                           (c)      This Section 14 is intended only to define
the relative rights of Guarantors and nothing set forth in this Section 14 is intended to or shall impair the obligations of Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Guaranty.

                           (d)      The rights of the parties under this Section
14 shall be exercisable upon the full and irrevocable payment of the Obligations and the termination of the Credit Agreement and the other Loan Documents.

                           (e)      The parties hereto acknowledge that the
rights of contribution and indemnification hereunder shall constitute assets of any Guarantor to which such contribution and indemnification is owing.

                  15. Texas Usury Savings Clause. Interest on the Indebtedness evidenced by this Guaranty is expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of the Indebtedness evidenced by this Guaranty or otherwise, shall the interest contracted for, charged or received by any Lender exceed the maximum amount permissible under law applicable to such Lender. If from any circumstances whatsoever fulfillment of any provisions of this Guaranty, the Loan Documents or of any other document evidencing, securing, guaranteeing or otherwise pertaining to the Indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances any Lender shall ever receive anything of value as interest or deemed interest by applicable law under this Guaranty, the other Loan Documents or any other document evidencing, securing, guaranteeing or otherwise pertaining to the Indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful amount, such amount that would be excessive interest shall be applied to the reduction of the principal amount to such Lender owing on the Indebtedness evidenced by this Guaranty or on account of any other Indebtedness of the applicable Guarantor to such Lender, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Indebtedness evidenced by this Guaranty and such other Indebtedness, such excess shall be refunded to the applicable Guarantor. In determining whether or not the interest paid or payable with respect to any Indebtedness of any Guarantor to any Lender, under any specific contingency, exceeds the highest lawful rate, such Guarantor and such Lender shall, to the maximum extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, (iii) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such Indebtedness so that the actual rate of interest on account of such Indebtedness does not exceed the maximum amount permitted by applicable law, and/or (iv) allocate interest between portions of such Indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of this Guaranty.

                  IN WITNESS WHEREOF, Guarantors have executed this Guaranty as of the date first written above.

                                    REDDY ICE CORPORATION, a __________
                                    corporation

                                    By:
                                       -------------------------------
                                    Title:
                                           ---------------------------

                                    MISSION PARTY ICE, INC., a Texas corporation

                                    By:
                                       -------------------------------
                                    Title:
                                           ---------------------------

                                    SOUTHWEST TEXAS PACKAGED ICE, INC., a Texas corporation

                                    By:
                                       -------------------------------
                                    Title:
                                           ---------------------------

                                    SOUTHWESTERN ICE, INC., a Texas corporation

                                    By:
                                       -------------------------------
                                    Title:
                                           ---------------------------

                                    GOLDEN EAGLE ICE-TEXAS, INC., a Texas
                                    corporation

                                    By:
                                       -------------------------------
                                    Title:
                                           ---------------------------

                                    PACKAGED ICE SOUTHEAST, INC.
                                    f/k/a Central Arkansas Cold Storage-Texas,
                                    Inc., a Texas corporation

                                    By:
                                       -------------------------------
                                    Title:
                                           ---------------------------

                                    PACKAGED ICE LEASING, INC., a Nevada
                                    corporation

                                    By:
                                       -------------------------------
                                    Title:
                                           ---------------------------

                                    SOUTHCO ICE, INC., a Texas corporation

                                    By:
                                       -------------------------------
                                    Title:
                                           ---------------------------

                                    SOUTHERN BOTTLED WATER COMPANY, INC., a
                                    Texas corporation

                                    By:
                                       -------------------------------
                                    Title:
                                           ---------------------------

                                    EXHIBIT A
                                 FORM OF JOINDER
                               JOINDER TO GUARANTY

                  The undersigned, ____________________ a _____________, hereby joins in the execution of that certain Guaranty dated as of _________ __, 1998 (the "Guaranty"), by Reddy Ice Corporation, Mission Party Ice, Inc., Southwest Texas Packaged Ice, Inc., Southwestern Ice, Inc., Golden Eagle Ice-Texas, Inc., Packaged Ice Southeast, Inc. f/k/a Central Arkansas Cold Storage-Texas, Inc., Packaged Ice Leasing, Inc., Southern Bottled Water Company, Inc. and Southco Ice, Inc., and each other Person that becomes a Guarantor thereunder after the date and pursuant to the terms thereof, to and in favor of Antares Leveraged Capital Corp., as Agent. By executing this Joinder, the undersigned hereby agrees that it is a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor. The undersigned agrees to be bound by all of the terms and provisions of the Guaranty and represents and warrants that the representations and warranties set forth in Section 6 of the Guaranty are, with respect to the undersigned, true and correct as of the date hereof. Each reference to a Guarantor in the Guaranty shall be deemed to include the undersigned.

                  In Witness Whereof, the undersigned has executed this Joinder this ___ day of _________, ____.


                                              -----------------------------


By:
   -----------------------------
Title:
      --------------------------



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